Q Lotus Holdings, Inc.
A Multi-Industry
Holding Company

QLOTUS

520 N Kingsbury St, Unit 1810
Chicago, IL 60654
(312) 379-1800

April 17, 2012

Estefania Urso
121 Hendricks Isle
Fort Lauderdale, FL 33301-7943

Re: 2nd Amendment to Promissory Note

Dear Estefania:

In accordance with our discussions, Q Lotus Holdings, Inc. and Estefania Urso hereby agree to amend the Promissory Note dated September 8, 2011 (as amended, supplemented or otherwise modified from time to time) between Q Lotus Holdings, Inc. and Estefania Urso in the amount of one hundred fifty thousand dollars ($150,000) such that, notwithstanding anything contained in the Promissory Note ("Note") to the contrary:

1. The Maturity Date for the principal balance equal to one hundred fifty thousand dollars ($150,000) is hereby extended to June 30, 2012.

Please acknowledge your acceptance of the above change by executing this amendment below.

Q Lotus Holdings, Inc.

By: Gary Rosenberg
Gary Rosenberg
Its: CEO

Understood and Agreed to this 17 day of April, 2012.

By: ______________________
Estefania Urso